© MediciNova, Inc. 2007
Accelerating
the global development
and commercialization of
innovative pharmaceutical
products
Accelerating
the global development
and commercialization of
innovative pharmaceutical
products
Exhibit 99.1

Non-Confidential Presentation July 2007

This presentation contains forward-looking statements that involve risks and uncertainties.  These forward-looking statements include, but are not limited to, statements regarding our strategies and objectives, our plans for the development and commercialization of our product candidates, including development programs and clinical trials, our industry, our financial condition, liquidity and capital resources, the efficacy and potential benefits of our product candidates and other statements that are not historical facts. These forward-looking statements may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,”
“estimates,” “projects,” “can,” “could,” “may,” “will,” “would” or similar expressions.  Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including, without limitation, the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for our product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk that regulatory authorities may find our filings incomplete or insufficient or otherwise unacceptable or that approval may be delayed or denied, our reliance on third parties and the timing, cost and design of future clinical trials and research activities, the timing of our expected filings with the FDA, the failure to execute strategic plans or strategies successfully, our collaborations with third parties, and the other risks and uncertainties described in our filings with the Securities and Exchange Commission, including our annual report for the year ended December 31, 2006 and our subsequent periodic reports on
Forms 10-Q and 8-K. You should not rely unduly on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update publicly or revise any forward-
looking statements discussed in this presentation.
Safe Harbor Statement

Non-Confidential Presentation July 2007

Corporate Overview
U.S.-based pharmaceutical company developing and
commercializing small molecule therapeutics sourced
primarily from Japan
Special relationships provide unique access to
“untapped” source of novel therapeutics
Broad, deep and advanced development pipeline
with key market advantages
Multiple opportunities for asset realization
Lead commercial candidates MN-221 (Phase II) and
MN-166 (Phase II) targeted
Seasoned management team with global
pharmaceutical experience

Non-Confidential Presentation July 2007

Innovative Business Model
IN-LICENSE
high-value, differentiated small molecule product
candidates from mid-sized Japanese pharmaceutical companies
ADVANCE
through proof-of-concept Phase II/III clinical trials
MONETIZE
assets at key value inflection points
COMMERCIALIZE
certain product candidates for maximum ROI
Drug Development
Research Late Preclinical Phase I Phase II Phase III Sales/
Marketing
Value Inflection:
$$$$$
Commercialize:
$$$$$$$$$$
In-License:
$

Non-Confidential Presentation July 2007

IN-LICENSE
Seek -
Differentiated small molecules (NCEs) in late
preclinical to early Phase II stage that:
– Fill unmet medical needs
– Offer competitive market advantages
– Possess significant market potential
Source -
Mid-sized Japanese pharma
(e.g., Kyorin,
Kissei, Mitsubishi, Meiji)
– Special relationships provide unique access to “untapped”
source
– Long history of successful small molecule products
– Large, detailed data packages
– Strong IP

Non-Confidential Presentation July 2007

Commercially-Attractive Pipeline
Product candidate (indication)
Preclinical Phase 1
MN-166 (Multiple sclerosis)
MN-305 (Anxiety Disorders/Insomnia)
MN-221 (Status Asthmaticus)
MN-001 (Bronchial asthma)
MN-001 (Interstitial cystitis)
MN-029 (Solid tumors)
Phase 2 Phase 3
MN-246 (Urinary incontinence)
Approval
MN-221 (Preterm labor)
MN-447 & MN-462 (Thrombosis)

Non-Confidential Presentation July 2007

ADVANCE
Advance to next value inflection point
(usually Phase II/III proof-of-concept)
Cost-effective development through
tightly–managed CROs
Experience and expertise in U.S. and
European drug development
Successful advancement has brought new
candidates into the portfolio and facilitates
future in-licensing (renewable business
model)

Non-Confidential Presentation July 2007

MONETIZE
At value inflection point:
Take selected assets forward to
commercialization* (e.g., MN-221)
Out-license to global or regional partner
Form joint venture to develop asset(s)
Royalty-based financing
Multiple Opportunities to Realize Asset Value
*pending FDA  approval

Non-Confidential Presentation July 2007

MN-001: Opportunity to Monetize
Novel, oral control medication for
asthma
Positive Phase II proof-of-concept data
– Significant improvement in FEV1
– Excellent safety profile
Once-a-day formulation in development
(expected 08Q2)
New composition of matter patent
(expiry 2023)

Non-Confidential Presentation July 2007

COMMERCIALIZE
Commercialize selected product candidates
in the U.S. (e.g., MN-166, MN-221)*.
Asset selection is based on:
Development time and costs
Ability to sell with small, focused sales
force (50-100 reps)
Market potential
*pending completion of clinical trials and FDA  approval

Non-Confidential Presentation July 2007

MN-166 (Multiple Sclerosis)
Source Kyorin Pharmaceutical (2004)
Mechanism Neuroprotective +
Anti-inflammatory
Advantages - Oral treatment for MS
- 17 year safety history in Japan
(asthma, stroke)
- New U.S. use patent
Clinical Status - Positive Phase II results from
one year treatment
Milestones - Full Phase II results anticipated
08Q1
- Initiate Phase III as early as
08Q2
Commercial Strategy MNOV to commercialize in U.S.*
*pending FDA  approval

Non-Confidential Presentation July 2007

MN-166: Next Generation
Treatment for Multiple Sclerosis
In an oral delivery form, MN-166 provides a high
degree of safety with a broader (neuroprotection
+ anti-inflammatory)
efficacy profile than
interferons.  Based on clinical and radiologic
findings, MN-166 has the potential to modify
disease progression by mitigating neuronal
damage meeting the need for newer MS
therapies sought by the MS scientific community.
Proof of concept has been established and
Phase III is targeted to begin in 08Q2

Non-Confidential Presentation July 2007

Definition of next generation of MS treatment
(abstracted from Neurology
68 (S3), 2007)
Controlling inflammation is no longer sufficient
Neuroprotection is a very important issue in MS and drugs that may provide neuroprotection are going to be very well received by the
Neurology community
The MRI metric of number of “active” lesions is not the most relevant to long term disability progression
There are newer MRI metrics (e.g., brain atrophy measures) that will better correlate with neuroprotection and disability progression.  By its early (within the first year) demonstrated decrease in brain volume loss, MN-166 may be providing such neuroprotection
Currently available drugs have minimal effect on disability
progression
“…. A therapeutic approach that modulates inflammation, enhances neuron repair….and prevents neuron degeneration would be the most beneficial to patients over the long term.” Douglas L. Arnold, MD

Non-Confidential Presentation July 2007

MN-166
Orally administered with new controlled-
release dosage form in development
Neuroprotective and Anti-inflammatory in
replicated pre-clinical studies
Safe
– 17 years of clinical use with over 3 million
exposures has not revealed rare, concerning
safety issues
– Toxicology package supporting Japanese
registration
– No safety concerns identified in PhII study

Multiple Sclerosis
Acute/ Relapses
Interferons
Copaxone
Oral Agents/
MN-166
Chronic/ Progression
MN-166

Non-Confidential Presentation July 2007 15 Neuroprotection + Anti-inflammatory MN-166 may reduce both relapses (via anti-inflammatory effects) and disease progression (via neuroprotection)

Non-Confidential Presentation July 2007

MN-166: Clinical Efficacy
Demonstrated neuroprotective and anti-
inflammatory effects in patients with relapsing
MS
Neuroprotective outcome:
– Attenuated % brain volume loss (-.8% vs. -1.2%)
Anti-inflammatory outcomes:
– Pilot studies found reduced relapse rate and
Th1 Th2 cytokine shift
– Prolonged time to relapse (>1 yr)
– Increased % relapse-free (56%)
– Decreased T1-Gd lesion volume

MEDICINOVA

Product-Limit Survival Function Estimates

Probability Patient Has Not Relapsed
1
0.8
0.6
0.4
0.2
0
0
100
200
300
400
Time to Relapse
60mg/day
Placebo

	No. of Subjects	Event	Censored	Median Survival (95% CL)
60mg/day	98	44% (43)	56% (55)	NA (293.0 NA)
Placebo	100	59% (59)	41% (41)	244.0 (181.0 NA)

Non-Confidential Presentation July 2007 17 Effects on Time to First Relapse Phase III endpoint for certain FDA-approved MS products

Non-Confidential Presentation July 2007 18 Brain volume changes are linked to axonal loss Effects on Brain Volume 1.2 0.79 0 0.2 0.4 0.6 0.8 1 1.2 1.4 Placebo 20mg, TID % Decrease in Brain Volume

Non-Confidential Presentation July 2007

Unmet Need MN-166 Interferon Products
More convenient dosing Oral
Intravenous or subcutaneous injection
(Injection site pain, swelling and itching)
Greater efficacy
At least comparable
efficacy observed in early
trials
Current relapse reduction rate is ~33%
Longer duration of effect
No neutralizing
antibodies formed; no
loss of effect
Relative benefit gained from existing
drugs may decline over time - possibly
due to presence of neutralizing
antibodies
Halt disease progression
At least comparable early
trends in Phase II
Avonex reduced the risk of disease
progression by ~37% in patients treated
for 2 years compared to placebo
Better safety profile
Only mild, transient GI
side effects noted in
Phase II
Common side effects include injection
site reactions, flu-like symptoms,
depression, liver problems and blood
abnormalities
Benefits VS Interferons

Non-Confidential Presentation July 2007

Benefits VS Oral Agents
Feature
FTY 720 Cladribine BG-12 Laquinimod MN-166
Sponsor Novartis MerckSerono BiogenIdec Teva MediciNova
Mechanism
sphingosine-1-
receptor agonist
adenosine agonist,
immunosuppressant
fumaric acid deriv;
NF
k
B inhibitor
immuno-
modulator
inhibits PDE IV,
leukotrienes and
NO synthesis;
increases neuro-
trophic factors
Dose
0.5, 1.25 or 5
mg/day
“low dose” or “high
dose”
120,360,720 mg/day 0.3 or 0.6 mg 60+ mg/day
Indication
Relapsing MS Relapsing MS Relapsing MS Relapsing MS Relapsing MS;
delay disability
progression?
Efficacy
Decrease MR
lesions, no change
in brain volume
Reduced relapse
rate, fewer MR
lesions
Decreased Gd-
enhancing lesions at
720 mg
Fewer MR
lesions, reduced
relapse rate
Less brain
volume loss,
increase time to
relapse
Side effects
heart rate, blood
pressure, dyspnea
Fever, nausea,
vomiting
GI disorder, H/A,
nasopharyngitis
liver enzymes,
arthralgia
Mild GI disorder

Non-Confidential Presentation July 2007

MN-221 (Status Asthmaticus)
Source
Kissei Pharmaceutical (2004)
Mechanism
Highly selective
2
-adrenergic
receptor agonist
Advantages
- Clinically-proven MOA
- Greater cardiovascular safety
- Reliable, rapid route of
administration (i.v.)
Clinical Status
- Well tolerated in Phase I
- Phase II started 10/06
Milestones
Phase IIa Results – anticipated
07Q4
Commercial Strategy
MNOV to commercialize in U.S.*
*pending FDA  approval

Non-Confidential Presentation July 2007

MN-221: Status Asthmaticus
Definition:
Long-lasting and severe asthma episode that is not
responsive to initial bronchodilator or corticosteroid therapy
Market Opportunity:
~1.9 million emergency room visits in the U.S. each year*
~500,000 hospitalizations*
~4,000 deaths annually in the U.S.*
Current Standard of Care:
Beta agonists, inhaled or nebulized (all patients)
Corticosteroids, IV or oral (66 – 77% of pts)
*source:  National Center for Health Statistics/CDC

Non-Confidential Presentation July 2007

MN-221:
New Treatment Paradigm
Proven mechanism of action (
2
-
adrenergic receptor agonist)
Rapid, reliable IV delivery (vs.
inhaled/nebulized)
Safer (greater selectivity = fewer
cardiovascular side effects)

Non-Confidential Presentation July 2007

Human -Adrenergic
Receptor Selectivity
Drug
Adrenoceptor (IC
50
, M)
2
-Adrenoceptor
Selectivity
1 2
(IC
50
for
1
/IC
50
for
2
)
MN-221 1.39 0.0224 62.1
Albuterol
(Salbutamol)
5.63 1.56 3.61
S(-)-Propranolol 0.00127 0.00094 1.35
Displacement of [
3
H]-cyanopindolol or [
3
H]-CGP12177 binding in membrane preparations expressing human cloned
1
- and
2
-adrenoceptors, respectively
MN-221 selectively binds to human
2
-adrenergic receptors

Non-Confidential Presentation July 2007

MN-221 Phase IIa
Phase IIa Proof-of-Concept
Randomized, double-blind, placebo-controlled,
sequential dose-escalation study
Objectives:
– Determine the efficacy of a single 15-minute
treatment
– Determine the efficacy of two sequential 15-minute
treatments
22 mild-to-moderate asthmatics at 4 centers in the U.S.
Primary endpoint: change from baseline in mean FEV1
after a 15-minute infusion of MN-221
Initiated December 2006; data anticipated 07Q4

Non-Confidential Presentation July 2007

Clear Development Path
Clinical Plan: Phase IIa results anticipated 07Q4
Phase IIb results as early as 09Q1 Phase III (2
trials) results as early as 10Q2
Modest development costs (~$45M to NDA)
Well-defined regulatory path
– Acute dosing = short trials
– Modest number of patients required for NDA
(potentially life-threatening condition)
– Possible fast-track review
NDA filing targeted for as early as 10Q4

Non-Confidential Presentation July 2007

Favorable Commercial Metrics
Market addressable through focused sales
force (50-100 reps)
Significant market opportunity (~$500M)
Rapid market penetration (could become new
standard of care)
High payer acceptance (due to potential
reduction in hospitalizations)

Non-Confidential Presentation July 2007

MN-221 Competitive Advantages
Compound Dosing
Proven
Mechanism
Rapid
Action
Reliable
Delivery
Safety Issues
-Agonists
Inhaled;
Nebulized
Yes Yes No
Cardiovascular
(palpitations)
Singulair IV (Ph III) No ? Yes No
Zyflo IV (Ph I) No ? Yes Liver Toxicity
MN-221 IV (Ph II) Yes Yes Yes No

MEDICINOVA

Phase IIa 07Q1 - 07Q4** → Phase IIb 08Q1 - 09Q1** → Phase III (2 trials) 09Q2 - 10Q2** → NDA 10Q4†

Phase IIa 05Q3 - 07Q1** → QD Form 07Q1 - 08Q1** → Phase III (2 trials) 08Q2 - 11Q2** → NDA 11Q4†

Non-Confidential Presentation July 2007 29 Targeted Path to Commercialization* MN-221 MN-166 *pending FDA approval **completed as early as † filing as early as

Non-Confidential Presentation July 2007

2007 Milestones
Clinical
MN-166 – Positive Phase II (yr 1) results announced 3/07
MN-305 – Proof-of-concept Phase II results anticipated 07Q3
MN-221 – Proof-of-concept Phase II results anticipated 07Q4
Scientific
MN-029 – Positive Phase I DCE-MRI results to be presented
at ECCO (Barcelona, September 23-27)
MN-166 – Positive Phase II results to be presented at
ECTRIMS (Prague, October 11-14)
Corporate
Prioritization of development pipeline
Monetization efforts ongoing (out-licensing, etc.)

Non-Confidential Presentation July 2007

Financials
Dual Listing:
– MNOV (Nasdaq)
– 4875 (Osaka (Hercules))
Cash: $98.1M as of 3/31/07
Sufficient cash through at least 12/31/08
Shares outstanding: 11.6M
Market cap as of 7/20/07: ~$100M

Non-Confidential Presentation July 2007

Management Team
with Global Experience
LEADERSHIP
Years
Experience
Life Sciences Background
Yuichi Iwaki, MD, PhD
CEO & President
31
Prof. USC, Pitt; Advisor to JAFCO,
Tanabe; Director, Avigen, Inc.
Richard Gammans, PhD, MBA
Chief Development Officer
30 Incara, Indevus, BMS
Kenneth W. Locke, PhD
Chief Scientific Officer
23
Tanabe Research Laboratories
USA, Indevus, Hoechst
Shintaro Asako, CPA
Chief Financial Officer
8
KPMG USA (Audit), Arthur
Andersen USA
Masatsune Okajima, CMA
VP, Head of Japanese Office
15
Daiwa Securities SMBC, Sumitomo
Capital Securities, Sumitomo Bank
Lynn Terhorst, MBA
VP, Business Planning &
Analysis
24
Ligand, General Electric Medical
Systems, Hybritech, Molecular
Biosystems

Non-Confidential Presentation July 2007

Investment Highlights
IN-LICENSE: Innovative business model
ADVANCE: Rich mid- to late-stage
clinical development pipeline with clear
market advantages
MONETIZE: Near-, mid- and longer-term
realization of asset potential
COMMERCIALIZE: MN-221 and MN-166
targeted for commercialization* by
MediciNova
Near-term milestones as key value
drivers
*pending FDA  approval